Finance income and finance expenses (Tables)	12 Months Ended
Dec. 31, 2024
Finance income and finance expenses
Schedule of Finance income and finance expenses

	2024	2023	2022
Interest income under the effective interest method on:
-Debt securities - at amortized cost	1,976	2,536	222
- Debt securities - at FVOCI	69	68	13
- Loans receivable	70	1,403	1,404
- Tax refund	48	—	—
- Bank deposits	181	10	—
Total interest income arising from financial assets	2,344	4,017	1,639
Dividend income:
- Equity securities at FVTPL	1,371	1,231	229
Finance income - other	1,371	1,231	229
Financial assets at FVTPL - net change in fair value:
- Mandatorily measured at FVTPL - held for trading	(1,698)	(115)	—
Interest expense	(76)	(61)	(116)
Bank charges	(353)	(347)	(585)
Transaction cost	(116)	—	(104)
Unwinding of discount on the put option liability	(129)	(129)	(366)
Net foreign exchange loss	(5,186)	(3,395)	(1,020)
Finance expenses	(7,558)	(4,047)	(2,191)